UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 18, 2022

LMF ACQUISITION OPPORTUNITIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39927	85-3681132
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 West Platt Street, Suite 100

Tampa, Florida 33611

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (813) 222-8996

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock, and one Warrant	LMAOU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	LMAO	The Nasdaq Stock Market LLC
Warrants, each warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	LMAOW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On October 18, 2022, LMF Acquisition Opportunities, Inc. (“LMAO”) held a special meeting of its stockholders (the “Special Meeting”), at which holders of 10,331,745 Common Stock (consisting of 7,744,245 shares of Class A Common Stock and 2,587,500 shares of Class B Common Stock) were present in person or by proxy, representing 79.22% of the voting power of LMAO’s Common Stock as of the record date for the Special Meeting, and constituting a quorum for the transaction of business. The proposals listed below are described in more detail in the definitive proxy statement/prospectus of LMAO, which was filed with the Securities and Exchange Commission (the “SEC”) on September 28, 2022 (the Proxy Statement). A summary of the voting results at the Special Meeting is set forth below:

The shareholders approved the Business Combination Proposal, the Charter Approval Proposal, the Governance Proposals, the Stock Plan Proposal, the ESPP Proposal, the Nasdaq Proposal, and the Director Election Proposal (each as defined in the Proxy Statement).

The voting results for each proposal were as follows:

1.The Business Combination Proposal:

For	Against	Abstain	Broker Non-Vote
9,976,802	354,943	0	0

2.The Charter Approval Proposal:

For	Against	Abstain	Broker Non-Vote
9,971,762	359,983	0	0

3A.Governance Proposal 3A:

For	Against	Abstain	Broker Non-Vote
8,992,349	1,300,047	39,349	0

3B.Governance Proposal 3B:

For	Against	Abstain	Broker Non-Vote
8,936,057	1,230,143	165,545	0

3C.Governance Proposal 3C:

For	Against	Abstain	Broker Non-Vote
9,926,895	362,979	41,871	0

3D.Governance Proposal 3D:

For	Against	Abstain	Broker Non-Vote
9,937,452	354,944	39,349	0

4.The Stock Plan Proposal:

For	Against	Abstain	Broker Non-Vote
9,835,517	359,954	136,274	0

5.The ESPP Proposal:

For	Against	Abstain	Broker Non-Vote
10,314,074	5,072	12,599	0

6.The Nasdaq Proposal:

For	Against	Abstain	Broker Non-Vote
9,969,241	359,985	2,519	0

7.The Director Election Proposal:

i.	Andres Lobo
For	Withheld	Broker Non-Vote
9,966,854	364,891	0

ii.	Rick Barnett
For	Withheld	Broker Non-Vote
9,966,856	364,889	0

iii.	Bruce Rodgers
For	Withheld	Broker Non-Vote
10,215,038	116,707	0

iv.	Richard Russell
For	Withheld	Broker Non-Vote
10,215,038	116,707	0

v.	Allan Collins
For	Withheld	Broker Non-Vote
9,966,854	364,891	0

vi.	Eric Schlorff
For	Withheld	Broker Non-Vote
9,966,856	364,889	0

vii.	Kenneth Van Heel
For	Withheld	Broker Non-Vote
9,966,856	364,889	0

As there were sufficient votes to approve the above proposals, the “Adjournment Proposal” described in the Proxy Statement was not presented to stockholders.

Based on the results of the Special Meeting, and subject to the satisfaction or waiver of certain other closing conditions as described in the Proxy Statement, the transactions (the “Transactions”) contemplated by that certain Agreement and Plan of Merger, dated April 21, 2022, by and among LMAO, LMF Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of LMAO (“Merger Sub”), and SeaStar Medical, Inc., a Delaware corporation (“SeaStar Medical”), including the Business Combination (as such term is defined in the Proxy Statement), are expected to be consummated upon satisfaction of all closing conditions. Following the consummation of the Transactions, the common stock and warrants of the Combined Company (as such term is defined in the Proxy Statement) are expected to begin trading on the Nasdaq Capital Market under the symbols “ICU” and “ICUCW,” respectively.

Redemption of Class A Common Stock

As of October 17, 2022, holders of an aggregate of 10,257,655 shares of Class A Common Stock had exercised their right to redeem their shares. Subsequently, LMAO has been made aware that certain holders of Class A Common Stock may request to change their election to have their shares redeemed, which LMAO may allow.  There can be no assurance, however, that such holders will request to change their election to redeem their shares or that the final number of shares redeemed will decrease.

Important Information and Where to Find It

In connection with the business combination transaction, LMAO has filed a registration statement on Form S-4 with the SEC which was declared effective by the SEC on September 26, 2022 (the “Registration Statement”), which includes the proxy statement relating to LMAO’s solicitation of proxies for the vote by LMAO’s stockholders with respect to the transaction, as well as the prospectus relating to the offer and sale of securities to be issued in connection with the completion of the proposed business combination. Investors and security holders and other interested parties are urged to read the proxy statement/prospectus, any amendments thereto and any other documents filed with the SEC carefully and in their entirety because they contain important information about LMAO, SeaStar Medical and the transaction. Investors and security holders may obtain free copies of the proxy statement/prospectus and other documents filed with the U.S. Securities and Exchange Commission (the “SEC”) by LMAO through the website maintained by the SEC at http://www.sec.gov, or by directing a request to: LMF Acquisition Opportunities, Inc., 1200 Platt Street, Suite 1000 Tampa, FL 33602.

Forward-Looking Statements

This communication contains certain forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1955. These forward-looking statements include, without limitation, LMAO’s and SeaStar Medical’s expectations with respect to the proposed business combination between LMAO and SeaStar Medical, including statements regarding the benefits of the transaction, the anticipated timing of the transaction, the implied valuation of SeaStar Medical, the products offered by SeaStar Medical and the markets in which it operates, and SeaStar Medical’s projected future results. Words such as “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions are intended to identify such forward-looking statements. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside LMAO’s and SeaStar Medical’s control and are difficult to predict. Factors that may cause actual future events to differ materially from the expected results, include, but are not limited to: (i) the risk that the business combination transaction between SeaStar Medical and LMAO may not be completed in a timely manner or at all, which may adversely affect the price of LMAO’s securities, (ii) the risk that the transaction may not be completed by LMAO’s business combination deadline, even if extended by its sponsor, (iii) the failure to satisfy the conditions to the consummation of the transaction and the satisfaction of the minimum trust account amount following redemptions by LMAO’s public stockholders, (iv) the occurrence of any event, change or other circumstance that could give rise to the termination of the agreement and plan of merger, (v) the receipt of an unsolicited offer from another party for an alternative transaction that could interfere with the business combination, (vi) the effect of the announcement or pendency of the transaction on SeaStar Medical’s business relationships, performance, and business generally, (vii) the inability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition and the ability of the post-combination company to grow and manage growth profitability and retain its key employees, (viii) costs related to the business combination, (ix) the outcome of any legal proceedings that may be instituted against SeaStar Medical or LMAO following the announcement of the proposed business combination, (x) the ability to maintain the listing of LMAO’s securities on the Nasdaq, (xi) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed business combination, and identify and realize additional opportunities, (xii) the risk of downturns and the possibility of rapid change in the highly competitive industry in which SeaStar Medical operates, (xiii) the risk that SeaStar Medical and its current and future collaborators are unable to successfully develop and commercialize SeaStar Medical’s products or services, or experience significant delays in doing so, including failure to achieve approval of its products by applicable federal and state regulators, (xiv) the risk that SeaStar Medical may never achieve or sustain profitability; (xv) the risk that SeaStar Medical may need to raise additional capital to execute its business plan, which many not be available on acceptable terms or at all; (xvi) the risk that third-parties suppliers and manufacturers are not able to fully and timely meet their obligations, (xvii) the risk of product liability or regulatory lawsuits or proceedings relating to SeaStar Medical’s products and services, (xviii) the risk that SeaStar Medical is unable to secure or protect its intellectual property, (xix) the risk that the post-combination company’s securities will not be approved for listing on Nasdaq or if approved, maintain the listing and (xx) other risks and uncertainties indicated from time to time in LMAO’s registration statement on Form S-4 (File No. 333-264993), including those under the “Risk Factors” section therein and in LMAO’s other filings with the SEC. The foregoing list of factors is not exhaustive. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and SeaStar Medical and LMAO assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Item 8.01. Other Events.

On October 18, 2022, LMAO issued a press release announcing the voting results of the Special Meeting. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release Dated October 18, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LMF Acquisition Opportunities, Inc.

Dated: October 18, 2022	By:	/s/ Richard Russell
		Name:	Richard Russell
		Title:	Chief Financial Officer, Treasurer and Secretary

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